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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               FEBRUARY 1, 2000

                             SEGUE SOFTWARE, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                      0-27794                95-4188982
(State or other jurisdiction      (Commission File         (I.R.S. Employer
     of incorporation)                 Number)            Identification No.)

               201 SPRING STREET, LEXINGTON, MASSACHUSETTS 02421
             (Address of principal executive offices and zip code)

              Registrant's telephone number, including area code:
                                 781-402-1000
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)  Previous Independent Accountants

         (i) On February 1, 2000, PricewaterhouseCoopers LLP resigned as the independent accountants of the Registrant for the fiscal year ended December 31, 1999.

         (ii) The reports of PricewaterhouseCoopers LLP on the Registrant's financial statements for the past two fiscal years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle.

         (iii) In connection with its audits for the two most recent fiscal years and through February 7, 2000 there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) During the two most recent fiscal years and through February 7, 2000, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Registrant announced on February 7, 2000 that it will revise the amount of the charge initially recorded in the fourth quarter of 1997 for in-process research and development resulting from its acquisition of SQLBench. The revision will result in the restatement of the Registrant's financial statements in its Annual Reports on Form 10-K for the years ended December 31, 1997 and 1998 and its Quarterly Reports on Form 10-Q for the first three quarters in each of 1998 and 1999.

         (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated February 7, 2000 is filed as an exhibit to this Current Report on Form 8-K.

(b)  New Independent Accountants

         (i) The Registrant engaged Grant Thornton LLP as its new independent accountants as of February 1, 2000. The engagement was approved by the Audit Committee of the Registrant's Board of Directors. During the two most recent fiscal years and the interim period through February 1, 2000, the Registrant did not consult with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed,
(ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 7, 2000



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 8, 2000              SEGUE SOFTWARE, INC.



                                    By: /s/ Stephen B. Butler
                                        ----------------------------------
                                        Stephen B. Butler
                                        Chief Executive Officer and President

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